Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Six Months Ended June 30,
(In Millions, Except Per Share Amounts)	2011	2010
REVENUES:
Timber	$267	$284
Real Estate	141	142
Manufacturing	141	138
Other	10	11

Total Revenues	559	575

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	208	209
Real Estate	49	51
Manufacturing	128	122
Other	1	1

Total Cost of Goods Sold	386	383
Selling, General and Administrative	53	50

Total Costs and Expenses	439	433

Other Operating Income (Expense), net	3	9

Operating Income	123	151

Equity Earnings from Timberland Venture	30	29

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	41	39
Interest Expense (Note Payable to Timberland Venture)	29	29

Total Interest Expense, net	70	68

Income before Income Taxes	83	112

Provision for Income Taxes	1	1

Income from Continuing Operations	82	111

Gain on Sale of Properties, net of tax	—	11

Net Income	$82	$122

PER SHARE AMOUNTS:

Income from Continuing Operations - Basic	$0.51	$0.68
Income from Continuing Operations - Diluted	$0.50	$0.68

Net Income per Share - Basic	$0.51	$0.75
Net Income per Share - Diluted	$0.50	$0.75

Weighted-Average Number of Shares Outstanding
- Basic	161.9	162.6
- Diluted	162.2	162.8

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended June 30,
(In Millions, Except Per Share Amounts)	2011	2010
REVENUES:
Timber	$126	$133
Real Estate	79	43
Manufacturing	74	78
Other	5	4

Total Revenues	284	258

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	101	100
Real Estate	27	16
Manufacturing	67	68
Other	1	1

Total Cost of Goods Sold	196	185
Selling, General and Administrative	25	21

Total Costs and Expenses	221	206

Other Operating Income (Expense), net	—	4

Operating Income	63	56

Equity Earnings from Timberland Venture	16	15

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	20	19
Interest Expense (Note Payable to Timberland Venture)	15	15

Total Interest Expense, net	35	34

Income before Income Taxes	44	37

Provision for Income Taxes	—	2

Net Income	$44	$35

PER SHARE AMOUNTS:

Net Income per Share - Basic	$0.27	$0.21
Net Income per Share - Diluted	$0.27	$0.21

Weighted-Average Number of Shares Outstanding
- Basic	162.0	162.3
- Diluted	162.3	162.5

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	00000000	00000000
(In Millions, Except Per Share Amounts)	June 30, 2011	December 31, 2010
ASSETS
Current Assets:
Cash and Cash Equivalents	$253	$252
Accounts Receivable	33	21
Like-Kind Exchange Funds Held in Escrow	35	—
Inventories	43	49
Deferred Tax Asset	7	7
Assets Held for Sale	39	57
Other Current Assets	16	24

	426	410

Timber and Timberlands, net	3,383	3,405
Property, Plant and Equipment, net	142	146
Equity Investment in Timberland Venture	203	201
Deferred Tax Asset	6	10
Investment in Grantor Trusts (at Fair Value)	38	35
Other Assets	42	44

Total Assets	$4,240	$4,251

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$395	$94
Line of Credit	227	166
Accounts Payable	31	25
Interest Payable	26	23
Wages Payable	12	23
Taxes Payable	14	12
Deferred Revenue	36	25
Other Current Liabilities	8	7

	749	375

Long-Term Debt	1,293	1,643
Note Payable to Timberland Venture	783	783
Other Liabilities	81	76

Total Liabilities	2,906	2,877

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 162.0 at June 30, 2011 and 161.6 at December 31, 2010	2	2
Additional Paid-In Capital	2,256	2,243
Retained Earnings (Accumulated Deficit)	(3)	51
Treasury Stock, at Cost, Common Shares – 26.2 at June 30, 2011 and 26.2 at December 31, 2010	(912)	(911)
Accumulated Other Comprehensive Income (Loss)	(9)	(11)

Total Stockholders’ Equity	1,334	1,374

Total Liabilities and Stockholders’ Equity	$4,240	$4,251

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	00000000	00000000
	Six Months Ended June 30,
(In Millions)	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$82	$122
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	44	48
Basis of Real Estate Sold	43	43
Equity Earnings from Timberland Venture	(30)	(29)
Distributions from Timberland Venture	28	28
Deferred Income Taxes	4	1
Gain on Sale of Properties and Other Assets	—	(13)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	12	6
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(35)	—
Other Working Capital Changes	4	(7)
Other	5	8

Net Cash Provided By Operating Activities	157	207

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(28)	(31)
Timberlands and Minerals Acquired	(12)	—
Proceeds from Sale of Properties and Other Assets	—	13

Net Cash Used In Investing Activities	(40)	(18)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(136)	(136)
Borrowings on Line of Credit	555	1,137
Repayments on Line of Credit	(494)	(1,137)
Principal Payments and Retirement of Long-Term Debt	(49)	(53)
Proceeds from Stock Option Exercises	9	2
Acquisition of Treasury Stock	(1)	(51)

Net Cash Used In Financing Activities	(116)	(238)

Increase (Decrease) In Cash and Cash Equivalents	1	(49)
Cash and Cash Equivalents:
Beginning of Period	252	299

End of Period	$253	$250

PLUM CREEK TIMBER COMPANY, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Quarter Ended June 30,
(In Millions)	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$44	$35
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	22	24
Basis of Real Estate Sold	24	11
Equity Earnings from Timberland Venture	(16)	(15)
Deferred Income Taxes	1	—
Gain on Sale of Properties and Other Assets	—	(2)
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	5	(2)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	(35)	—
Other Working Capital Changes	34	25
Other	2	2

Net Cash Provided By Operating Activities	81	78

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(16)	(18)
Timberlands and Minerals Acquired	(12)	—
Proceeds from Sale of Properties and Other Assets	—	2

Net Cash Used In Investing Activities	(28)	(16)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(68)	(68)
Borrowings on Line of Credit	310	569
Repayments on Line of Credit	(298)	(569)
Proceeds from Stock Option Exercises	2	2
Acquisition of Treasury Stock	—	(50)

Net Cash Used In Financing Activities	(54)	(116)

Increase (Decrease) In Cash and Cash Equivalents	(1)	(54)
Cash and Cash Equivalents:
Beginning of Period	254	304

End of Period	$253	$250

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Six Months Ended June 30,
(In Millions)	2011	2010
Revenues:
Northern Resources	$99	$105
Southern Resources	173	187
Real Estate	141	142
Manufacturing	141	138
Other	10	11
Eliminations	(5)	(8)

Total Revenues	$559	$575

Operating Income (Loss):
Northern Resources	$10	$7
Southern Resources	34	54
Real Estate	88	88
Manufacturing	9	14
Other (A)	11	15
Other Costs and Eliminations, net	(29)	(27)

Total Operating Income	$123	$151

(A)	During the first quarter of 2011, the company received a payment of $2 million for the settlement of a dispute that related to certain mineral rights. During the first quarter of 2010, the company agreed to terminate a land lease, accounted for as an operating lease, for consideration of $5 million from the lessor. The consideration was primarily for the release of mineral rights. These amounts are reported as Other Operating Gain/(Loss) in our Other Segment and are included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

Plum Creek Timber Company, Inc.

Segment Data

(Unaudited)

	Quarter Ended June 30,
(In Millions)	2011	2010
Revenues:
Northern Resources	$44	$46
Southern Resources	84	89
Real Estate	79	43
Manufacturing	74	78
Other	5	4
Eliminations	(2)	(2)

Total Revenues	$284	$258

Operating Income (Loss):
Northern Resources	$3	$3
Southern Resources	15	24
Real Estate	50	26
Manufacturing	5	10
Other	4	4
Other Costs and Eliminations, net	(14)	(11)

Total Operating Income	$63	$56

Plum Creek Timber Company, Inc

Selected Operating Statistics

(Unaudited)

		2011
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units

Southern Resources
Sawlog	$/Ton Stumpage	$20	$19			$19
Pulpwood	$/Ton Stumpage	$10	$9			$9
Northern Resources
Sawlog	$/Ton Delivered	$69	$72			$70
Pulpwood	$/Ton Delivered	$40	$40			$40

Lumber (1)	$/MBF	$533	$529			$531
Plywood (1)	$/MSF	$371	$382			$377
Fiberboard (1)	$/MSF	$608	$608			$608

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,286	1,126			2,412
Pulpwood	1,000 Tons	1,494	1,592			3,086

Total Harvest		2,780	2,718	—	—	5,498
Northern Resources
Sawlog	1,000 Tons	506	471			977
Pulpwood	1,000 Tons	478	244			722

Total Harvest		984	715	—	—	1,699

Lumber	MBF	29,250	29,654			58,904
Plywood	MSF	44,156	44,842			88,998
Fiberboard	MSF	40,690	43,070			83,760

		2010
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units

Southern Resources
Sawlog	$/Ton Stumpage	$23	$23	$23	$22	$23
Pulpwood	$/Ton Stumpage	$13	$12	$11	$10	$12
Northern Resources
Sawlog	$/Ton Delivered	$59	$66	$66	$62	$63
Pulpwood	$/Ton Delivered	$38	$38	$39	$39	$39

Lumber (1)	$/MBF	$501	$522	$490	$514	$507
Plywood (1)	$/MSF	$352	$397	$388	$374	$378
Fiberboard (1)	$/MSF	$588	$607	$629	$598	$606

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,274	1,122	1,209	1,416	5,021
Pulpwood	1,000 Tons	1,526	1,448	1,674	1,798	6,446

Total Harvest		2,800	2,570	2,883	3,214	11,467
Northern Resources
Sawlog	1,000 Tons	627	484	537	486	2,134
Pulpwood	1,000 Tons	527	348	517	431	1,823

Total Harvest		1,154	832	1,054	917	3,957

Lumber	MBF	28,791	30,813	29,305	27,181	116,090
Plywood	MSF	45,104	47,002	44,223	36,387	172,716
Fiberboard	MSF	35,347	50,010	39,394	32,266	157,017

(1)	Represents prices at mill level.

Plum Creek Timber Company, Inc.

Land Sale Statistics

(Unaudited)

	2011
	1st Qtr (1)	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	2,560	2,695			5,255
Large Non-strategic	30,295	—			30,295
Conservation	335	59,425			59,760
HBU/Recreation	7,795	6,320			14,115
Development Properties	—	—			—
Conservation Easements	n/a	n/a			n/a

	40,985	68,440			109,425

Price per Acre
Small Non-strategic	$1,015	$1,125			$1,070
Large Non-strategic	$1,405	$—			$1,405
Conservation	$1,685	$1,050			$1,055
HBU/Recreation	$2,100	$2,060			$2,080
Development Properties	$—	$—			$—
Conservation Easements	$—	$—			$—

Revenue, ($ millions)
Small Non-strategic	$2	$4			$6
Large Non-strategic	$43	$—			$43
Conservation	$1	$62			$63
HBU/Recreation	$16	$13			$29
Development Properties	$—	$—			$—
Conservation Easements	$—	$—			$—

	$62	$79			$141
Basis of Real Estate Sold (5)	$19	$24			$43

	2010
	1st Qtr (3)	2nd Qtr	3rd Qtr	4th Qtr (4)	YTD
Acres Sold
Small Non-strategic	29,640	1,950	10,270	21,375	63,235
Large Non-strategic	24,310	—	—	—	24,310
Conservation	35,120	215	2,870	77,900	116,105
HBU/Recreation	9,080	18,175	9,870	16,140	53,265
Development Properties	730	60	—	55	845
Conservation Easements	n/a	n/a	n/a	n/a	n/a

	98,880	20,400	23,010	115,470	257,760

Price per Acre
Small Non-strategic	$885	$1,120	$1,025	$1,045	$970
Large Non-strategic	$1,320	$—	$—	$—	$1,320
Conservation	$545	$1,450	$1,865	$1,245	$1,050
HBU/Recreation	$2,125	$2,210	$2,335	$1,950	$2,140
Development Properties	$3,050	$5,985	$—	$5,535	$3,415
Conservation Easements	$—	$—	$—	$455	$455
Revenue, ($ millions)
Small Non-strategic	$26	$2	$11	$22	$61
Large Non-strategic	$32	$—	$—	$—	$32
Conservation	$19	$—	$5	$98	$122
HBU/Recreation	$19	$41	$23	$31	$114
Development Properties	$3	$—	$—	$—	$3
Conservation Easements	$—	$—	$—	$4	$4

	$99	$43	$39	$155	$336
Basis of Real Estate Sold (5)	$32	$11	$14	$75	$132

Plum Creek Timber Company, Inc.

Notes to Land Sale Statistics

(Unaudited)

(1)	During the first quarter of 2011, the company sold 30,300 acres of Large Non-strategic lands located in Mississippi for $42.6 million.

(2)	During the second quarter of 2011, the company’s Conservation sales consisted primarily of 26,800 acres in Arkansas and Louisiana and 31,500 acres in Florida.

(3)	During the first quarter of 2010, the company sold 24,000 acres of Large Non-strategic lands located in Louisiana for $32 million. In addition, the company sold two larger Conservation properties totaling 35,000 acres in Wisconsin and Arkansas and an aggregation of 23,000 acres of Small Non-strategic timberlands located primarily in the Lake States region.

(4)	During the fourth quarter of 2010, the company sold 69,600 acres in Montana to a conservation buyer for $88.8 million. The sale is presented as a Conservation sale. The transaction included 60,900 acres of Conservation property and 8,700 acres of HBU property.

(5)	Includes $13 million in the first quarter of 2011 from a 30,300 acre Large Non-strategic sale in Mississippi, $52 million in the fourth quarter of 2010 from a 69,600 acre Conservation sale in Montana, and $7 million in the first quarter of 2010 for a 24,000 acre Large Non-strategic sale in Louisiana.

Plum Creek Timber Company, Inc.

Debt Maturities Schedule

June 30, 2011

(Unaudited)

	Borrowings
	Principal	Weighted Avg. Interest Rate
Quarterly Maturities through 2012:
4th Qtr 2011	$46	7.712%	(1)
2nd Qtr 2012	$350	—%	(2)
4th Qtr 2012	$3	8.050%
Annual Maturities through 2014:
2013	$250	6.663%	(3)
2014	$3	8.050%

(1)	Principal amount composed of senior notes with principal amounts of $3 million, $3 million and $40 million and interest rates of 7.970%, 8.050% and 7.660% , respectively.

(2)	Represents the company’s term credit agreement. As of June 30, 2011, the interest rate is based on LIBOR plus 0.375%.

(3)	Principal amount composed of senior notes with principal amounts of $3 million, $73 million and $174 million and interest rates of 8.050%, 7.760% and 6.180%, respectively.